Exhibit 99.906CERT

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

In connection with the Certified Shareholder Report of Adams Diversified Equity Fund, Inc. (the Fund) on Form N-CSR for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James P. Haynie, Chief Executive Officer of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

BY:	/s/ James P. Haynie
James P. Haynie
Chief Executive Officer (Principal Executive Officer)

DATE:	August 1, 2024

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

In connection with the Certified Shareholder Report of Adams Diversified Equity Fund, Inc. (the Fund) on Form N-CSR for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Brian S. Hook, Vice President and Chief Financial Officer of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

BY:	/s/ Brian S. Hook
Brian S. Hook
Vice President & Chief Financial Officer
(Principal Financial Officer)

DATE:	August 1, 2024

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form with the electronic version of this written statement required by Section 906, has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.